                                                                      EXHIBIT 25


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                           ---------------------------

                             MACDERMID, INCORPORATED
               (Exact name of obligor as specified in its charter)

Connecticut                                        06-0435750
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

                              MACDERMID TOWER, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           06-1529733
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

                             MACDERMID TARTAN, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           06-1529734
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                             MACDERMID ACUMEN, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           52-2068146
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                        MACDERMID EQUIPMENT, INCORPORATED
               (Exact name of obligor as specified in its charter)

Connecticut                                        06-1339456
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                     MACDERMID SOUTH ATLANTIC, INCORPORATED
               (Exact name of obligor as specified in its charter)

Delaware                                           06-1126293
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                         MACDERMID OVERSEAS ASIA LIMITED
               (Exact name of obligor as specified in its charter)

Delaware                                           06-1090237
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

                         MACDERMID EUROPE, INCORPORATED
               (Exact name of obligor as specified in its charter)

Delaware                                           06-1126294
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                        MACDERMID DELAWARE, INCORPORATED
               (Exact name of obligor as specified in its charter)

Delaware                                           51-0377157
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                           MACDERMID INVESTMENT CORP.
               (Exact name of obligor as specified in its charter)

Delaware                                           06-1516420
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                      MACDERMID SOUTH AMERICA INCORPORATED
               (Exact name of obligor as specified in its charter)

Delaware                                           06-1249611
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                            SPECIALTY POLYMERS, INC.
               (Exact name of obligor as specified in its charter)

Massachusetts                                      04-1433206
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

                            ECHO INTERNATIONAL, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           06-1516421
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                                 W. CANNING INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           76-0424101
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                               W. CANNING USA, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                           98-0182805
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                                DYNACIRCUITS, LLC
               (Exact name of obligor as specified in its charter)

Illinois                                           6-4231467
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                                CANNING GUMM, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                           22-0968650
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

                               MACDERMID-PTI, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           58-2135621
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                          MACDERMID GRAPHIC ARTS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           58-2135578
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                                   AXCYL INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           91-1774596
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                             SUPRATECH SYSTEMS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           22-3198498
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



                            MACDERMID COLORSPAN, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           41-1974816
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

                                NAPP SYSTEMS INC.
               (Exact name of obligor as specified in its charter)

Iowa                                               42-0996346
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)



245 Freight Street
Waterbury, Connecticut                             06702
(Address of principal executive offices)           (Zip code)


                           ---------------------------

                    9-1/8% Senior Subordinated Notes due 2011
                       (Title of the indenture securities)

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                                      -6-

1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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               Name                                    Address
---------------------------------------------------------------------------

      Superintendent of Banks of the        2 Rector Street, New York,
      State of New York                     N.Y.  10006, and Albany, N.Y.
                                            12203

      Federal Reserve Bank of New York      33 Liberty Plaza, New York,
                                            N.Y.  10045

      Federal Deposit Insurance             Washington, D.C.  20429
      Corporation

      New York Clearing House               New York, New York   10005
      Association

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of June, 2001.

                                    THE BANK OF NEW YORK

                                    By:      /s/ MING SHIANG
                                        --------------------------------------
                                        Name:  MING SHIANG
                                        Title: VICE PRESIDENT

                                                         (EXHIBIT 7 TO FORM T-1)

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                            Dollar Amounts
                                                              In Thousands
ASSETS
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin..................                          $3,083,720
  Interest-bearing balances...........                           4,949,333
Securities:
  Held-to-maturity securities.........                             740,315
  Available-for-sale securities.......                           5,328,981
Federal funds sold and Securities
  purchased under agreements to resell                           5,695,708
Loans and lease financing receivables:
  Loans and leases, net of unearned
   income.............................                          36,590,456
  LESS: Allowance for loan and
   lease losses.......................                             598,536
  LESS: Allocated transfer risk
   reserve............................                              12,575
  Loans and leases, net of unearned
   income, allowance, and reserve.....                          35,979,345
Trading Assets........................                          11,912,448
Premises and fixed assets (including
  capitalized leases).................                             763,241
Other real estate owned...............                               2,925
Investments in unconsolidated
  subsidiaries and associated
  companies...........................                             183,836
Customers' liability to this bank on
  acceptances outstanding.............                             424,303
Intangible assets.....................                           1,378,477
Other assets..........................                           3,823,797
                                                               -----------
Total assets..........................                         $74,266,429
                                                               ===========

LIABILITIES
Deposits:
  In domestic offices.................                         $28,328,548
  Noninterest-bearing.................                          12,637,384
  Interest-bearing....................                          15,691,164
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs...                          27,920,690
  Noninterest-bearing.................                             470,130
  Interest-bearing....................                          27,450,560
Federal funds purchased and
  Securities sold under agreements to
  repurchase..........................                           1,437,916
Demand notes issued to the
  U.S.Treasury........................                             100,000
Trading liabilities...................                           2,049,818
Other borrowed money:
  With remaining maturity of one year
   or less............................                           1,279,125
  With remaining maturity of more
   than one year through three years..                                   0
  With remaining maturity of more
   than three years...................                              31,080
Bank's liability on acceptances
  executed and outstanding............                             427,110
Subordinated notes and debentures.....                           1,646,000
Other liabilities.....................                           4,604,478
                                                               -----------
Total liabilities.....................                         $67,824,765
                                                               ===========

EQUITY CAPITAL
Common stock..........................                           1,135,285
Surplus...............................                           1,008,775
Undivided profits and capital reserves                           4,308,492
Net unrealized holding gains (losses)
  on available-for-sale securities....                              27,768
Accumulated net gains (losses) on
  cash flow hedges ...................                                   0
Cumulative foreign currency
  translation adjustments.............                             (38,656)
                                                               -----------
Total equity capital..................                           6,441,664
                                                               -----------
Total liabilities and equity capital..                         $74,266,429
                                                               ===========

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                        Thomas J. Mastro

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Alan R. Griffith                            Directors
Gerald L. Hassell


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